Exhibit 10.1

EXECUTION VERSION

EXTENSION AGREEMENT

Dated as of September 3, 2017

for

U.S. $1,500,000,000

CREDIT AGREEMENT

Dated as of September 3, 2015

Among

APPLIED MATERIALS, INC.,

as Borrower,

THE LENDERS FROM TIME TO TIME PARTY THERETO

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

CITIGROUP GLOBAL MARKETS INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

Syndication Agents,

BNP PARIBAS

CREDIT SUISSE SECURITIES (USA) LLC

GOLDMAN SACHS BANK USA

MIZUHO BANK, LTD.

WELLS FARGO BANK, NATIONAL ASSOCIATION

U.S. BANK NATIONAL ASSOCIATION

Documentation Agents

J.P. MORGAN SECURITIES LLC

CITIGROUP GLOBAL MARKETS INC.

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

Joint Lead Arrangers and Joint Bookrunners

EXTENSION AGREEMENT

EXTENSION AGREEMENT (this “Agreement”), dated as September 3, 2017, for the Credit Agreement, dated as of September 3, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Applied Materials, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Extension. Each of the undersigned Lenders hereby agrees to extend the Termination Date with respect to such Lender, pursuant to Section 2.20 of the Credit Agreement, to September 3, 2021.

SECTION 3. Effectiveness. This Agreement shall become effective on and as of September 3, 2017 (the “Extension Date”), subject only to:

(a)    receipt by the Administrative Agent from the Borrower and the Lenders parties hereto, who constitute the Required Lenders, of a counterpart of this Agreement signed on behalf of such parties;

(b)    the conditions precedent set forth in Section 3.03 of the Credit Agreement being satisfied on and as of the Extension Date; and

(c)    receipt by the Administrative Agent of fees for the accounts of Lenders as heretofore mutually agreed.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that the statements set forth in Section 3.03(a)(i) and Section 3.03(a)(ii) of the Credit Agreement are true and correct on and as of the Extension Date with respect to this Agreement and to the Credit Agreement as amended hereby.

SECTION 5. Reference to and Effect Upon the Credit Agreement.

(a)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and as of the Extension Date, this Agreement shall for all purposes constitute a Loan Document.

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(b)    On and as of the Extension Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(c)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

APPLIED MATERIALS, INC.

By:	/s/ Robert M. Friess
	Name:	Robert M. Friess
	Title:	Vice President and Treasurer

[Signature Page to Extension Agreement – Applied Materials (2017)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Timothy D. Lee
	Name:	Timothy D. Lee
	Title:	Vice President

[Signature Page to Extension Agreement – Applied Materials (2017)]

Citibank, N.A., as a Lender

By:	/s/ Carmen-Christina Kelleher
	Name:	Carmen-Christina Kelleher
	Title:	Vice President

[Signature Page to Extension Agreement – Applied Materials (2017)]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

[Signature Page to Extension Agreement – Applied Materials (2017)]

BNP Paribas, as a Lender

By:	/s/ Gregory Paul
	Name:	Gregory Paul
	Title:	Managing Director

By:	/s/ Liz Cheng
	Name:	Liz Cheng
	Title:	Vice President

[Signature Page to Extension Agreement – Applied Materials (2017)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/s/ Tino Schaufelberger
	Name:	Tino Schaufelberger
	Title:	Authorized Signatory

[Signature Page to Extension Agreement – Applied Materials (2017)]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[Signature Page to Extension Agreement – Applied Materials (2017)]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Daniel Guevara
	Name:	Daniel Guevara
	Title:	Authorized Signatory

[Signature Page to Extension Agreement – Applied Materials (2017)]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt S. Scullin
	Name:	Matt S. Scullin
	Title:	Vice President

[Signature Page to Extension Agreement – Applied Materials (2017)]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Dhiren Desai
	Name:	Dhiren Desai
	Title:	Vice President

[Signature Page to Extension Agreement – Applied Materials (2017)]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ John T. Smathers
	Name:	John T. Smathers
	Title:	Director

[Signature Page to Extension Agreement – Applied Materials (2017)]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Geoff Smith
	Name:	Geoff Smith
	Title:	Senior Vice President

[Signature Page to Extension Agreement – Applied Materials (2017)]